SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 1, 2001

                                ITEX CORPORATION
             (Exact name of registrant as specified in its charter)


             Nevada                       0-18275               93-0922994
-------------------------------    ---------------------   --------------------
(State or other jurisdiction of    (Commission File No.)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                                3400 Cottage Way
                          Sacramento, California 95825
                                 (916) 679-1111
          (Address and telephone number of principal executive offices)


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

License of Franchise

On July 1, 2001, ITEX Corporation (the "Company"), pursuant to a Fee Paid Independent Retail Brokerage Agreement (the "Agreement") granted, for a $400,000 fee ($160,000 paid, and monthly payments thereafter), a license in Vancouver, British Columbia. This is the first time that ITEX Corporation has sold a license to an independent operator to operate as part of the American and Canadian ITEX Retail Trade Exchange. Normally, ITEX licenses a broker to establish a new office and to attract new members into the exchange, without charge, but in this instance transferred certain members from its recently acquired Ubarter acquisition pursuant to the license for a non-refundable fee.

The large number of former Ubarter.com members doing business in Vancouver, who are now part of ITEX, required a well organized and staffed broker and office to facilitate their trades. Although the Company previously announced an intention to open a corporate office in Vancouver, the grant of the license to the independent operator for a portion of those members was more economical and insured full operational support for the Company's exchange members in that region, while providing additional working capital for the Company.

Under the terms of the Agreement, the Company will assign 1,000 of its clients doing business in Vancouver to the licensed independent operator. Members assigned to the independent regional licensee will continue trading between themselves and the approximately 30,000 members of the ITEX Retail Trade Exchange operating in more than 70 corporate and independently licensed offices in the United States and Canada.


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The foregoing summary is intended to highlight certain essential elements of the transaction and is not intended to be a complete description of all of the terms of the acquisition. The Asset Purchase Agreement is attached as an exhibit to this Current Report and the foregoing is qualified in its entirety by the more detailed provisions and disclosure contained in the actual agreement.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the operations of ITEX to be materially different from those expressed or implied in such statements. These factors include, but are not limited to the continuing development of successful marketing strategies for the company's concepts; the effect of international, national, and regional economic conditions; the ability of the company to satisfy its debt obligations; the availability of adequate working capital; competitive barter exchanges and; changes in legislation; demographic changes, the ability to attract and retain qualified personnel; changes in business strategy or development plans; business disruptions; changes in the demand for goods and services offered by members of its trade exchange. These risk factors and others are discussed in the periodic reports and filings of ITEX Corporation with the Securities and Exchange Commission, including but not limited to its Form 10-K's and Form 10-Qs. All statements other than statements of historical fact included in this Current Report, including without limitations, company's business strategy, plans and objectives, are forward-looking statements

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired

          None.

     (b) Pro Forma Financial Information

          None.

     (c) Exhibits

          Exhibit No.         Exhibit Description
          -----------         -------------------
             10.1             Fee Paid Independent Brokerage Agreement




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 19, 2001                       ITEX CORPORATION
                                           a Nevada Corporation


                                           /S/ COLLINS M. CHRISTENSEN
                                           ------------------------------------
                                           Collins M. Christensen
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)